EXHIBIT 32.1 - CEO 906 CERTIFICATION
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Red Giant Entertainment, Inc. (the "Company") on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Benny Powell, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: January 2, 2013                        /s/ Benny Powell
                                             -----------------------------------
                                             Benny Powell
                                             Chief Executive Officer and
                                             Principal Executive Officer